Exhibit B
Rule 24 Reporting Requirement No. 2

ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period March 9, 2004 - June 30, 2004 Notes issued from 12/2/01 to 6/30/04

   Type of        Interest     Date of
  Security          Rate       Issuance    Maturity Date         Lending Company                   Borrowing Company
  --------          ----       --------    -------------         ---------------                   -----------------

                 1 mo LIBOR
Term Loan        + 250 bp      5/7/2002    5/7/2012        Enron Caribbean Basin LLC               Enron South America LLC

                 1 mo LIBOR
Demand Loan      + 250 bp      5/20/2002   On Demand       Enron Corp                              SJG Vendor LLC

                 1 Mo LIBOR                                                                        Portland General
Demand Loan      + 250 bp      6/19/2002   On Demand       Enron Corp.                             Holdings, Inc.

                 1 Mo LIBOR                                                                        Enron Dutch Holdings
Demand Loan      + 250 bp      6/5/2002    On Demand       Enron Corp                              B.V.

                 1 Mo LIBOR
Demand Loan      + 250 bp      8/15/2002   On Demand       Enron North America Corp.               EBF LLC

Accounts
Receivable       n/a           10/4/2002   On Demand       Enron Corp.                             Calypso Pipeline, LLC

                 1 Mo LIBOR                                                                        St. Lucie Development
Demand Loan      + 250 bp      9/25/2002   On Demand       Enron North America Corp.               Company, LLC

Demand Loan      5%            12/31/2001  On Demand       Gulf Company Ltd.                       Enron Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      10/25/2002  On Demand       Enron Corp.                             Enron Global LNG LLC

                 1 Mo LIBOR                                                                        Pompano Beach Energy
Demand Loan      + 250 bp      10/22/2002  On Demand       Enron North America Corp.               Center, LLC

                 1 Mo LIBOR                                                                        Brave Land Development
Demand Loan      + 250 bp      10/22/2002  On Demand       Enron North America Corp.               Company, LLC

                 1 Mo LIBOR
Demand Loan      + 250 bp      11/12/2002  On Demand       Enron Energy Services, Inc.             Enron Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      5/2/2003    On Demand       Enron Energy Services, Inc.             Enron Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/3/2002   On Demand       NETCO Holdings LLC                      Enron Corp.

                 As Mutually               As Mutually     Enron Corp. (replaced notes 354 &       Enron Development
Term Loan        Agreed        12/20/2002  Agreed          359)                                    Funding Ltd.

                 1 Mo LIBOR                                                                        Volunteer Land
Demand Loan      + 250 bp      9/10/2002   On Demand       Enron North America Corp.               Development Company LLC

                                                                                                   Enron Capital & Trade
                 1 Mo LIBOR                                                                        Resources Mexico
Demand Loan      + 250 bp      7/16/2003   On Demand       Enron North America Corp.               Holdings BV.

                 1 Mo LIBOR                                                                        Enron Caribbean Basin
Demand Loan      + 250 bp      4/5/2002    On Demand       Southern Cone Gas Ltd.                  LLC

                 1 Mo LIBOR
Demand Loan      + 250 bp      8/25/2003   On Demand       Enron Energy Services Operations, Inc.  Enron Corp.

                 1 Mo LIBOR                                                                        Enron Liquid Fuels,
Demand Loan      + 250 bp      4/1/2002    On Demand       Enron Corp.                             Inc.

                 1 Mo LIBOR                                                                        Enron Fuels
Demand Loan      + 250 bp      3/1/2003    On Demand       Enron Corp.                             International, Inc.

                 1 Mo LIBOR                                                                        Enron Freight Markets
Demand Loan      + 250 bp      10/10/2003  On Demand       Enron Corp.                             Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      1/1/2002    On Demand       Enron Freight Markets Corp.             Enron Corp.

                 10.0% per                                                                         EOTT Energy Partners,
Term Loan        annum         12/31/2002  10/1/2005       Enron Corp.                             L.P.

                 1 Mo LIBOR
Demand Loan      + 250 bp      1/1/2002    On Demand       Enron Liquid Fuels, Inc.                Enron Corp.


   Type of     Maximum Loan     Principle & Accrued                                          Accrued         Principle & Accrued
  Security       Amount          Interest 3/9/2004       Advances         Repayments         Interest         Interest 6/30/2004
  --------       ------          -----------------       --------         ----------         --------         ------------------


Term Loan        1,750,000             1,726,208                                                                   1,726,208


Demand Loan        500,000               250,000                                                                     250,000


Demand Loan      2,200,000               506,607                                              4,611                  511,218


Demand Loan      6,000,000             2,286,007         186,305                             25,274                2,497,586


Demand Loan      1,000,000               903,200                          (315,828)                                  587,372

Accounts
Receivable                                20,638                                                                      20,638


Demand Loan         68,159                 1,072                                                128                    1,200

Demand Loan     56,000,000            30,745,904         736,740              (300)         479,556               31,961,900

Demand Loan      2,000,000                51,894                                                                      51,894

Demand Loan          1,300                   597                                                  6                      603

Demand Loan        443,500                15,000                           (15,155)             155                        -

Demand Loan    150,000,000        see note below

Demand Loan    140,000,000           234,000,000                        (5,475,000)       2,818,578              231,343,578

Demand Loan    250,000,000           250,000,000                                          3,011,301              253,011,301

Term Loan      200,000,000           193,329,481                                                                 193,329,481

Demand Loan        211,000                     -                                                                           -


Demand Loan        500,000                46,702         181,000                                833                  228,535

Demand Loan        600,000                     -                                                                           -

Demand Loan     60,000,000            60,000,000                        (4,353,000)         722,712               56,369,712

Demand Loan        200,000              (64,220)          40,161            (4,404)                                 (28,463)

Demand Loan        200,000                 4,881           2,150                                                       7,031

Demand Loan        200,000        see note below                                                                           -

Demand Loan      5,000,000               235,036          21,372           (12,348)                                  244,059

Term Loan        6,211,673             5,930,890                        (5,989,377)          58,487                        -

Demand Loan      1,000,000             1,000,000                                                                   1,000,000



ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period March 9, 2004 - June 30, 2004
Notes issued from 12/2/01 to 6/30/04

   Type of        Interest     Date of
  Security          Rate       Issuance    Maturity Date         Lending Company                   Borrowing Company
  --------          ----       --------    -------------         ---------------                   -----------------

                 1 Mo LIBOR                                                                        Enron Natural Gas
Demand Loan      + 250 bp      11/3/2003   On Demand       Enron North America Corp.               Marketing Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      11/3/2003   On Demand       Enron North America Corp.               Enron Finance Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      6/23/2003   On Demand       Enron Operations, L.P.                  Enron Corp.
                 1 Mo LIBOR                Assumed                                                 Enron Operations, L.P.
Term Loan        + 250 bp      10/3/2003   10/8/03         Enron Corp.                             (assumed by EOC
                                                                                                   Preferred)
                 1 Mo LIBOR
Demand Loan      + 250 bp      11/19/2003  On Demand       Enron Corp.                             EOC Preferred, L.L.C.

                 1 Mo LIBOR                                                                        Enron Broadband
Demand Loan      + 250 bp      12/2/2001   On Demand       Enron Corp.                             Services, Inc.

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/2/2003   On Demand       Enron North America Corp.               EGS New Ventures Corp.

                 1 Mo LIBOR                                Master Land Development Holdings        Enron North America
Demand Loan      + 250 bp      5/26/2003   On Demand       Company, L.L.C.                         Corp.

                 1 Mo LIBOR                                                                        Enron Transportation
Demand Loan      + 250 bp      12/2/2001   On Demand       Enron Corp.                             Services, LLC

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/8/2003   On Demand       Enron Corp.                             EnRock, L.P.

                 1 Mo LIBOR                                                                        Enron Communications
Demand Loan      + 250 bp      12/8/2003   On Demand       Enron Corp.                             Leasing Corp.

                 1 Mo LIBOR                                                                        Enron Broadband
Demand Loan      + 250 bp      12/8/2003   On Demand       Enron Corp.                             Services, L.P.

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/9/2003   On Demand       Enron North America Corp.               TLS Investors, L.L.C.

                 1 Mo LIBOR                                                                        Enron North America
Demand Loan      + 250 bp      12/9/2003   On Demand       TLS Investors, L.L.C.                   Corp.

                 1 Mo LIBOR                                                                        Enron Energy Services,
Demand Loan      + 250 bp      12/8/2003   On Demand       Enron Corp.                             L.L.C.

                                                                                                   Enron Europe
                 1 Mo LIBOR                                                                        Operations (Advisor)
Demand Loan      + 250 bp      12/11/2003  On Demand       Enron Corp.                             Limited

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/2/2001   On Demand       Enron Corp.                             Enron Net Works LLC

                 1 Mo LIBOR                                                                        Enron Property &
Demand Loan      + 250 bp      12/2/2001   On Demand       Enron Corp.                             Services Corp.

                                                                                                   Enron Energy
                 1 Mo LIBOR                                                                        Information Solutions,
Demand Loan      + 250 bp      12/18/2003  On Demand       Enron Energy Services Operations, Inc,  Inc.

                 1 Mo LIBOR
Demand Loan      + 250 bp      10/30/2003  On Demand       Enron Caribbean Holdings Ltd.           The Protane Corporation

                 1 Mo LIBOR
Demand Loan      + 250 bp      12/22/2003  On Demand       Enron Energy Services Operations, Inc.  Tenant Services, Inc.

                 1 Mo LIBOR                                                                        Enron Asset Management
Demand Loan      + 250 bp      2/3/2004    On Demand       Enron Transportation Services, LLC      Resources, Inc.

                 1 Mo LIBOR                                                                        Enron Pipeline
Demand Loan      + 250 bp      2/3/2004    On Demand       Enron Transportation Services, LLC      Services Company

                 1 Mo LIBOR
Demand Loan      + 250 bp      4/12/2004   On Demand       Enron Operations Services, LLC          Enron Corp.

                 1 Mo LIBOR
Demand Loan      + 250 bp      4/14/2004   On Demand       SE Acquisition, L.P.                    Enron Corp.


   Type of      Maximum Loan     Principle & Accrued                                          Accrued        Principle & Accrued
  Security        Amount          Interest 3/9/2004       Advances         Repayments         Interest        Interest 6/30/2004
  --------        ------          -----------------       --------         ----------         --------        ------------------


Demand Loan         100,000              115,325                                                                     115,325


Demand Loan         100,000              250,010                                                                     250,010
                                 see note below
Demand Loan          50,000    issued 11/19/2003                                                                           -
                                  see note below
Term Loan         2,500,000    issued 11/19/2003                                                                           -

Demand Loan         652,906            1,799,910                                                                   1,799,910

Demand Loan      50,000,000           38,367,717                          (199,131)                               38,168,586

Demand Loan          25,000                    -                                                                           -

Demand Loan         800,000              600,692               -          (125,930)           8,789                  483,551

Demand Loan      10,000,000            1,398,266                                                                   1,398,266

Demand Loan         500,000                    -                                                                           -

Demand Loan         500,000               14,089           7,220                                                      21,309

Demand Loan         500,000              (6,108)          46,251              (930)                                   39,213

Demand Loan         200,000                    -                                                                           -

Demand Loan           5,000                    -                                                                           -

Demand Loan         200,000                    -                                                                           -


Demand Loan       1,700,000            1,551,307                                             18,550                1,569,857

Demand Loan     280,000,000          366,655,444      18,369,133        (1,929,071)                              383,095,505

Demand Loan      60,000,000           56,906,534       3,607,776        (1,653,788)                               58,860,523


Demand Loan          25,000                  385                                                                         385

Demand Loan       1,000,000              936,378                                                                     936,378

Demand Loan          25,000                  177                                                                         177

Demand Loan          25,000                    -                                                                           -

Demand Loan          25,000                    -                                                                           -

Demand Loan      30,000,000                    -      30,000,000       (30,006,000)           6,000                        -

Demand Loan      60,000,000                    -      60,000,000                  -         462,542               60,462,542



ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period March 9, 2004 - June 30, 2004
Notes issued from 12/2/01 to 6/30/04

   Type of        Interest     Date of
  Security          Rate       Issuance    Maturity Date         Lending Company                   Borrowing Company
  --------          ----       --------    -------------         ---------------                   -----------------

                 1 Mo LIBOR
Demand Loan      + 250 bp      4/14/2004   On Demand       Merlin Acquisition, L.P.                Enron Corp.

                 1 Mo LIBOR                On Demand or
Term Loan        + 250 bp      4/16/2004   4/16/2009       Enron North America Corp.               JILP-L.P., Inc.

                 1 Mo LIBOR                On Demand or
Term Loan        + 250 bp      4/16/2004   4/16/2009       Enron North America Corp.               Enron Capital Corp.

                 1 Mo LIBOR                                                                        Cherokee Finance
Demand Loan      + 250 bp      6/17/2004   On Demand       Enron Corp.                             Partners, V.o.F.i.l.

                 1 mo LIBOR                                                                        Smith Street Land
Demand Loan      + 250 bp      6/29/2004   On Demand       Enron Corp.                             Company

                 1 mo LIBOR                                                                        Louisiana Gas
Demand Loan      + 250 bp      6/29/2004   On Demand       Enron Corp.                             Marketing Company

                 1 mo LIBOR                                                                        Louisiana Resources
Demand Loan      + 250 bp      6/29/2004   On Demand       Enron Corp.                             Company

                 1 mo LIBOR
Demand Loan      + 250 bp      6/29/2004   On Demand       Enron Corp.                             LGMI, Inc.

                 1 mo LIBOR                                                                        Enron North America
Demand Loan      + 250 bp      3/15/2004   On Demand       Enron Corp                              Corp

                 1 mo LIBOR
Demand Loan      + 250 bp      5/16/2002   On Demand       Enron North America Corp                Roseville

                 1 mo LIBOR                                                                        Midway Development
Demand Loan      + 250 bp      4/11/2002   On Demand       Enron North America Corp                Company LLC

                 1 mo LIBOR
Demand Loan      + 250 bp      12/2/2001   On Demand       Enron North America                     Enron Corp


   Type of      Maximum Loan     Principle & Accrued                                          Accrued        Principle & Accrued
  Security        Amount          Interest 3/9/2004       Advances         Repayments         Interest        Interest 6/30/2004
  --------        ------          -----------------       --------         ----------         --------        ------------------


Demand Loan     15,000,000                     -      15,000,000                  -         115,636               15,115,636


Term Loan          600,000               504,239                                              6,076                  510,315


Term Loan          650,000               543,220          33,326                              6,795                  583,341


Demand Loan        500,000                     -                                                                           -


Demand Loan     55,000,000                     -                                                                           -


Demand Loan         25,000                     -                                                                           -


Demand Loan         50,000                     -                                                                           -


Demand Loan         25,000                     -                                                                           -


Demand Loan           None                     -      39,958,000                            300,000               40,258,000


Demand Loan     25,000,000             3,107,923                                                                   3,107,923


Demand Loan     25,000,000               323,050                                              2,874                  325,924


Demand Loan           None               140,000                          (140,000)                                        -


Portland General & Subsidiaries
Intercompany Loan Activity for the period March 9, 2004 - June 30, 2004 Notes issued from 12/2/01 to 6/30/04

   Type of        Interest     Date of
  Security          Rate       Issuance    Maturity Date         Lending Company                   Borrowing Company
  --------          ----       --------    -------------         ---------------                   -----------------


                 3% if
                 balance                                                                           Portland General
Demand Loan      >$500k         11/17/2003   On Demand      Salmon Springs Hospitality Group       Electric Company

                 3% if
                 balance                                                                           Portland General
Demand Loan      >$500k         11/17/2003   On Demand      Integrated Utility Solutions, Inc.     Electric Company

                 3% if
                 balance                                                                           Portland General
Demand Loan      >$500k         11/17/2003   On Demand      121 SW Salmon Street Corporation       Electric Company

                 3% if
                 balance                                                                           Portland General
Demand Loan      >$500k         11/17/2003   On Demand      Portland General Transport Corp.       Electric Company

                 3% if
                 balance                                    Portland General Resource              Portland General
Demand Loan      >$500k         11/17/2003   On Demand      Development, Inc.                      Electric Company

                 3% if
                 balance                                    World Trade Center Northwest           Portland General
Demand Loan      >$500k         11/17/2003   On Demand      Corporation                            Electric Company


   Type of      Maximum Loan     Principle & Accrued                                          Accrued        Principle & Accrued
  Security        Amount          Interest 3/9/2004       Advances         Repayments         Interest        Interest 6/30/2004
  --------        ------          -----------------       --------         ----------         --------        ------------------


Demand Loan     None               474,946               449,801          (322,619)                                  602,128



Demand Loan     None                     -                                                                           -



Demand Loan     None                     -                                                                           -



Demand Loan     None                     -                                                                           -



Demand Loan     None                     -                                                                           -



Demand Loan     None                     -                                                                           -

This Exhibit B lists all notes issued since December 2, 2001 in accordance with the amended cash management order and the aggregate advance and repayment activity there under. Enron Corp. allocated overhead and other costs to its subsidiaries prior to confirmation of its Bankruptcy Plan under the Order Approving and Authorizing Debtors' Allocation Formula For Shared Overhead Expenses and allocates overhead and other costs to its subsidiaries post confirmation under the Order Approving and Authorizing Post-Confirmation Allocation Formula For Overhead and Expenses. In some cases these allocated amounts are applied as payments against the notes listed above.